                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 28, 1996




                                 METRICOM, INC.
             (Exact name of registrant as specified in its charter)



      Delaware                        0-19903                77-0294597
(State of jurisdiction)        (Commission File No.)       (IRS Employer
                                                          Identification No.)




                             980 University Avenue
                            Los Gatos, CA 95030-2375
             (Address of principal executive offices and zip code)



      Registrant's telephone number, including area code:  (408) 399-8200




                                       1.

Item 5.  Other Events

- --------------------------------------------------------------------------------

         On August 29, 1996, Metricom, Inc. issued a press release announcing the private placement of $45,000,000 of its 8% convertible subordinated notes due 2003, at 100 percent of their principal amount, which is filed herewith as
Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

- --------------------------------------------------------------------------------


(c)      Exhibits.

Exhibit
Number                    Description
- ---------                 -----------
 4.1                      Form of Notes
 4.2                      Indenture
10.1                      Registration Rights Agreement
10.2                      Placement Agreement
99.1                      Press Release, dated August 29, 1996.





                                       2.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Metricom, Inc.



Dated:  September 11, 1996             By: /s/ Robert P. Dilworth
                                          --------------------------------
                                               Robert P. Dilworth
                                               President and Chief
                                               Executive Officer




                                       3.

                                 EXHIBIT INDEX


Exhibit
Number                    Description
- ---------                 -----------
 4.1                      Form of Notes
 4.2                      Indenture
10.1                      Registration Rights Agreement
10.2                      Placement Agreement
99.1                      Press Release, dated August 29, 1996.





                                       4.